UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. )
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☐	Preliminary Information Statement
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☒	Definitive Information Statement
Kaspien Holdings Inc.
(Name of Registrant as Specified in its Charter)
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KASPIEN HOLDINGS INC.
2818 N. Sullivan Road, Suite 130
Spokane Valley, WA 99216
855-300-2710
NOTICE OF ACTION BY WRITTEN CONSENT OF
HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING STOCK

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
Dear Shareholders:
This Notice and the accompanying Information Statement are being furnished to the holders (“Shareholders”) of shares of the common stock, par value $0.01 per share (the “Common Stock”), of Kaspien Holdings Inc., a New York corporation (the “Company”). The Board of Directors of the Company (the “Board”) is not soliciting your proxy and you are requested not to send us a proxy. The purpose of the Information Statement is to notify you that the Company has received the written consent, dated August 2, 2022 (the “Written Consent”), from holders of shares of Common Stock representing approximately 51.8% of the total issued and outstanding shares of voting stock of the Company on June 1, 2022 approving the actions described in the accompanying Information Statement.
We are furnishing this Notice and the accompanying Information Statement solely for the purpose of informing our Shareholders of the actions taken by the Written Consent before such actions become effective in satisfaction of the notice requirements of Section 14C of the Securities Exchange Act of 1934, as amended, the rules promulgated by the U.S. Securities and Exchange Commission thereunder, and Section 615 of the New York Business Corporation Law.
This is not a notice of a special meeting of Shareholders, and no such meeting will be held to consider the matters described herein.
This Notice and the accompanying Information Statement are first being sent to Shareholders on or about August 12, 2022.
By order of the Board of Directors,

/s/ Edwin J. Sapienza
Edwin J. Sapienza, Secretary

August 12, 2022

KASPIEN HOLDINGS INC.
2818 N. Sullivan Road, Suite 130
Spokane Valley, WA 99216
855-300-2710

INFORMATION STATEMENT
August 12, 2022

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION
In this Information Statement we refer to Kaspien Holdings Inc., a New York corporation, as the “Company,” “we,” “us,” or “our.” This Information Statement is being furnished by the board of directors of the Company (the “Board”), to inform the holders (“Shareholders”) of our common stock, par value $0.01 per share (the “Common Stock”), as of August 10, 2022, of actions (collectively, the “Actions”) approved by resolutions of the Board dated August 2, 2022 and by the written consent dated August 2, 2022 (the “Written Consent”) of holders (the “Consent Holders”) of shares of Common Stock representing approximately 51.8% of the total issued and outstanding shares of voting stock of the Company. This Information Statement contains a brief summary of the material aspects of the Actions approved by the Board and the Consent Holders.
May Shareholders Act by Written Consent?
Section 615 of the New York Business Corporation Law (the “NYBCL”) states that, if the Company’s certificate of incorporation (the “Certificate of Incorporation”) so provides, the Company’s Shareholders may approve an action by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Our Certificate of Incorporation provides that any action permitted to be taken by the Shareholders may be taken without a meeting by written consent, signed by holders of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of the Company’s stock entitled to vote thereon were present and voted.
What Actions Were Taken by Written Consent?
PIPE Transaction and Registered Direct Offering
On July 12, 2022, the Company entered into a Securities Purchase Agreement with a single institutional investor for a private placement offering of the Company’s common stock (the “Common Stock”) or pre-funded warrants in lieu thereof, with each pre-funded warrant exercisable for one share of Common Stock (the “PIPE Pre-Funded Warrants”), and warrants exercisable for one share of Common Stock (the “Investor Warrants”) (the “PIPE Transaction”). Also on July 12, 2022, the Company entered into a separate Securities Purchase Agreement with a single institutional investor, pursuant to which the Company agreed to issue and sell 638,978 shares of its Common Stock or pre-funded warrants in lieu thereof, with each pre-funded warrant exercisable for one share of Common Stock (the “RD Pre-Funded Warrants”) (the “Registered Direct Offering”).
NASDAQ Listing Rule 5635(b) provides that shareholder approval is required prior to the issuance of securities when the issuance will result in a change of control of the Company. NASDAQ Listing Rule 5635(d) provides that shareholder approval is required prior to certain transactions involving the issuance by the Company of securities exercisable for common stock, which alone or together with certain other sales equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. The Company wished to seek shareholder approval in order to satisfy the shareholder approval requirements of NASDAQ Listing Rules 5635(b) and 5635(d), and as a result thereof and for the avoidance of doubt, clause (i) of the definition of “Floor Price” (currently $3.13) as defined in the Investor Warrants shall be rendered inapplicable and after shareholder approval the Floor Price will be $0.75 per share.

2005 Long Term Incentive and Share Award Plan
In order to continue to provide employees, officers, non-employee directors and other service providers with stock-based incentives, the Board approved, subject to stockholder approval, the Kaspien Holdings Inc. 2005 Long Term Incentive and Share Award Plan, as amended and restated on August 2, 2022 (the “Plan”). The Plan, as amended and restated, provides for the following key changes:
•	The share reserve for awards granted after August 2, 2022 (the “Effective Date”) is increased to 500,000 Shares (from 156,346 Shares on August 2, 2022);
•
The annual cap on options and stock appreciation rights granted under the Plan to each non-employee director is increased to 10,000 (from 1,250), and the corresponding annual cap for awards (other than options or stock appreciation rights) granted to each non-employee director is increased to 15,000 (from 3,750);

•
Provisions designed to allow compliance with an exception to nondeductibility of certain executive compensation under Section 162(m) of the Code are deleted since the exception was repealed by Congress and is no longer applicable; and

•	The term of the Plan is extended until ten years after the Effective Date.
As of August 2, 2022, an aggregate of 156,346 shares of Common Stock remained available for new grants of stock-based incentives under the Plan. The Company believes a compensation policy that includes a mix of cash and equity is the most effective way to attract and retain talented employees and non-employee directors whose interests are aligned with stockholders. Without approval of the Plan, as amended and restated, the Company would be constrained in its ability to use equity as a component of its compensation philosophy, a result that would put the Company at a competitive disadvantage to its competitors.
The following summary of the Plan is qualified in its entirety by reference to the Plan document, which is attached as Appendix A to this Proxy Statement.
General. The Plan is intended to provide incentives to attract, retain and motivate employees, consultants and non-employee directors and to provide for competitive compensation opportunities, to encourage long term service, to recognize individual contributions and reward achievement of performance goals, and to promote the creation of long term value for stockholders by aligning the interests of such persons with those of stockholders. The Plan will provide for the grant to eligible employees, consultants and non-employee directors of stock options, share appreciation rights (“SARs”), restricted shares, restricted share units, performance shares, performance units, dividend equivalents, and other share-based awards (the “Awards”). The total number of Shares reserved for issuance in connection with Awards granted under the Plan on and after the Effective Date will be 500,000, plus any Shares subject to outstanding awards under any prior version of the Plan that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares). The aggregate number of Shares that may be issued pursuant to the exercise of incentive stock options (“ISOs”) granted under this Plan on and after the Effective Date shall not exceed 500,000. These share amounts are subject to anti-dilution adjustments in the event of certain changes in the Company’s capital structure, as described below. Shares issued pursuant to the Plan will be authorized but unissued shares or treasury shares.
Eligibility and Administration. Officers and other employees of, and consultants to, the Company and its subsidiaries and affiliates and non-employee directors of the Company will be eligible to be granted Awards under the Plan. The Plan will be administered by the Compensation Committee or such other Board committee (or the entire Board) as may be designated by the Board (the “Committee”). Unless otherwise determined by the Board, the Committee will consist of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). The Committee will determine which eligible employees, consultants and non-employee directors receive Awards, the types of Awards to be received and the terms and conditions thereof. The Committee will have authority to waive conditions relating to an Award or accelerate vesting of Awards. Approximately 110 employees and three non-employee directors are currently eligible to participate in the Plan.
Limit on Non-employee Director Awards. The aggregate number of shares subject to options and SARs granted under the Plan during any calendar year to any one non-employee director shall not exceed 10,000, and the aggregate number of shares issued or issuable under all Awards granted under the Plan other than Options or

SARs during any calendar year to any one non-employee director shall not exceed 15,000. However, in the calendar year in which a non-employee director first joins the Board or is first designated as Chairman of the Board or Lead Director, the maximum number of shares subject to Awards granted to the non-employee director may be up to 200% of the number of shares set forth in the foregoing limits.
Awards. ISOs intended to qualify for special tax treatment in accordance with the Code and nonqualified stock options not intended to qualify for special tax treatment under the Code may be granted for such number of shares of Common Stock as the Committee determines. The Committee will be authorized to set the terms relating to an option, including exercise price and the time and method of exercise. However, the exercise price of options will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the options.
A SAR will entitle the holder thereof to receive, with respect to each share subject thereto, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price of the SAR set by the Committee as of the date of grant. However, the exercise price of the SARs will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the SARs. Payment with respect to SARs may be made in cash or shares of Common Stock as determined by the Committee.
Awards of restricted shares will be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria established by the Committee. Except as otherwise determined by the Committee, participants granted restricted shares will have all of the rights of a stockholder, including the right to vote restricted shares and receive dividends thereon, and unvested restricted shares will be forfeited upon termination of service during the applicable restriction period.
A restricted share unit will entitle the holder thereof to receive shares of Common Stock or cash at the end of a specified deferral period. Restricted share units will also be subject to such restrictions as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including based upon a specified period of continued service or upon the achievement of performance criteria established by the Committee. Except as otherwise determined by the Committee, restricted share units subject to restriction will be forfeited upon termination of service during any applicable restriction period.
Performance shares and performance units will provide for future issuance of shares or payment of cash to the recipient upon the attainment of corporate performance goals established by the Committee over specified performance periods. Except as otherwise determined by the Committee, performance shares and performance units will be forfeited upon termination of service during any applicable performance period. Performance objectives may vary from person to person and will be based upon such performance criteria as the Committee may deem appropriate. The Committee may revise performance objectives if significant events occur during the performance period which the Committee expects to have a substantial effect on such objectives.
The Committee may also grant dividend equivalent rights and it is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated in, valued in, or otherwise based on, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.
No Dividend Equivalents on Unvested Performance Awards. Dividend equivalents will not be paid on awards based on performance objectives prior to the time the objectives are achieved.
No Option or SAR Repricing Without Stockholder Approval. Except as provided in the Plan in connection with certain antidilution adjustments, unless the approval of stockholders of the Company is obtained, (i) options and SARs issued under the Plan will not be amended to lower their exercise price, and they will not be exchanged for other options or SARs with lower exercise prices, (ii) options and SARs issued under the Plan that have an exercise price in excess of the fair market value of the underlying shares will not be exchanged for cash or other property, and (iii) no other action will be taken with respect to options or SARs that would be treated as a repricing under the rules of the principal stock exchange or market system on which the shares are listed.

Nontransferability. Unless otherwise set forth by the Committee in an award agreement, Awards (except for vested shares) will generally not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by such participant or his or her guardian or legal representative.
Change of Control. In the event of a change of control (as defined in the Plan), all Awards granted under the Plan then outstanding but not then exercisable (or subject to restrictions) shall become immediately exercisable, all restrictions shall lapse, and any performance criteria shall be deemed satisfied, unless otherwise provided in the applicable Award agreement.
Capital Structure Changes. If the Committee determines that any dividend in shares, recapitalization, share split, reorganization, merger, consolidation, spin-off, repurchase, share exchange, or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate, including adjustments to (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award, and the Committee may also provide for a distribution of cash or property in respect of any Award.
Amendment and Termination. The Plan may be amended, suspended or terminated by the Board of Directors at any time, in whole or in part. However, any amendment for which stockholder approval is required under the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted will not be effective until such stockholder approval has been obtained. In addition, no amendment, suspension, or termination of the Plan may materially and adversely affect the rights of a participant under any Award theretofore granted to him or her without the consent of the affected participant. The Committee may waive any conditions or rights, amend any terms, or amend, suspend or terminate, any Award granted, provided that, without participant consent, such amendment, suspension or termination may not materially and adversely affect the rights of such participant under any Award previously granted to him or her.
Effective Date and Term. The amended and restated Plan is effective as of August 2, 2022, subject to shareholder approval, which has been obtained. Unless earlier terminated, the Plan will expire on the tenth anniversary of the effective date, and no further awards may be granted thereunder after such date.
Market Value. The per share closing price of the Common Stock on July 27, 2022 was $2.60.
Federal Income Tax Consequences. The following is a summary of the federal income tax consequences of the Plan, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, and does not address the consequences under any state, local or foreign tax laws.
Stock Options. In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of Common Stock acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an ISO.
Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of Common Stock received upon exercise over the exercise price. The Company will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock.
Generally, a participant will not recognize ordinary taxable income at the time of exercise of an ISO and no deduction will be available to the Company, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death). If an ISO granted under the Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a nonqualified stock option. Also, an ISO granted under the Plan will be treated as a nonqualified stock option to the extent it (together with other ISOs granted to the participant by the Company) first becomes exercisable in any calendar year for shares of Common Stock having a fair market value, determined as of the date of grant, in excess of $100,000.

If shares of Common Stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares of Common Stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a “Disqualifying Disposition”), the participant will recognize ordinary income at the time of disposition, and the Company will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of Common Stock have been held. Where shares of Common Stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of Common Stock have been held.
If an option is exercised through the use of shares of Common Stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction.
Although the exercise of an ISO as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant’s alternative minimum taxable income and may result in an alternative minimum tax liability.
Restricted Shares. A participant who receives restricted shares will generally recognize ordinary income at the time that they “vest”, i.e., when they are not subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will generally be the fair market value of the Common Stock at the time the shares vest, less the amount, if any, paid for the shares. This amount is generally deductible for federal income tax purposes by the Company. Dividends paid with respect to Common Stock that is nonvested will be ordinary compensation income to the participant (and generally deductible by the Company). Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock, measured by the difference between the sale price and the fair market value on the date the shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock. The holding period for this purpose will begin on the date following the date the shares vest.
In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code. In such event, the participant will recognize as income the fair market value of the restricted shares at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), and the Company will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible by the Company. If a Section 83(b) election is made and the restricted shares are subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.
SARs and Other Awards. With respect to SARs, restricted share units, performance shares, performance units, dividend equivalents and other Awards under the Plan not described above, generally, when a participant receives payment with respect to any such Award granted to him or her under the Plan, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to the Company.
Payment of Withholding Taxes. The Company may withhold, or require a participant to remit to it, an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements associated with Awards under the Plan.
Deductibility Limit on Compensation in Excess of $1 Million. Section 162(m) of the Code generally limits the federal income tax deduction for compensation paid to “covered employees” (in general, the CEO, the CFO, and the three other most highly-compensated executive officers for the year at issue and any person who was part of that group for any other year beginning after December 31, 2016) to $1,000,000. Thus, certain compensation attributable to awards may be nondeductible to the Company due to the application of Section 162(m) of the Code.

New Plan Benefits. The benefits that will be awarded or paid in the future under the Plan are not currently determinable. Such awards are within the discretion of the Committee, and the Committee has not determined future awards or who might receive them.
Nasdaq Listing Rule 5635(c) provides that shareholder approval is required prior to the issuance of securities when an equity compensation arrangement is to be made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants. The Company wished to seek shareholder approval of the Plan in order to satisfy the shareholder approval requirements of NASDAQ Listing Rules 5635(c).
Board Size
The Company also wished to increase the number of directors of the Company to four (4) and to provide for the filling of director vacancies.
The Actions
The Consent Holders have approved by written consent the following action:
•
the issuance of the Common Stock in the PIPE Transaction and the Registered Direct Offering, the RD Pre-Funded Warrants, the PIPE Pre-Funded Warrants, the Investor Warrants and the Common Stock upon exercise of the RD Pre-Funded Warrants, the PIPE Pre-Funded Warrants and the Investor Warrants, in whole or in part (including any additional shares of common stock issued pursuant to any anti-dilution or other adjustment provisions set forth in the applicable warrant), is hereby ratified, confirmed and approved in all respects, such that the shareholder approval requirements set forth in NASDAQ Listing Rules 5635(b) and 5635(d) are satisfied, and as a result thereof and for the avoidance of doubt, clause (i) of the definition of “Floor Price” (currently $3.13) as defined in the Investor Warrants shall be rendered inapplicable and after shareholder approval the Floor Price will be $0.75 per share (the “Issuance Approval”).

The Board has approved by resolution and the Consent Holders have approved by written consent the following actions:
•
the Plan is hereby ratified, confirmed and approved in all respects, such that the shareholder approval requirements set forth in NASDAQ Listing Rule 5635(c) are satisfied (the “Plan Amendment and Restatement”);

•
the amendment of the Company’s certificate of incorporation (the “Certificate of Incorporation”) to increase the number of directors of the Company to four (4) (the “Certificate of Incorporation Amendment”); and

•	the amendment of the Company’s bylaws (the “Bylaws”) to increase the number of directors of the Company to four (4) and to provide for the filling of director vacancies (the “Bylaws Amendment”).
What is the Purpose of this Information Statement?
This Information Statement and the accompanying Notice are being furnished to our Shareholders solely for the purpose of informing our Shareholders of the action taken by the Written Consent of the Consent Holders in accordance with Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, and Section 615 of the NYBCL.
Section 14C of the Exchange Act and Regulation 14C promulgated by the SEC thereunder require the Company to furnish to our Shareholders an information statement describing any action taken by written consent in lieu of a meeting of stockholders before such action becomes effective. In connection with an action by written consent, Section 615 of the NYBCL requires prompt notice of the taking of such action to be given to the Shareholders who have not consented in writing to such action.
Who is Entitled to Notice?
Each outstanding share of Common Stock on the record date is entitled to notice of the Actions to be taken pursuant to the Written Consent. This Information Statement is being mailed on or about August 12, 2022 to Shareholders of record as of August 10, 2022.

What Vote is Required to Approve the Actions?
Each share of Common Stock entitles the holder to one vote. On June 1, 2022, there were 2,501,568 shares of Common Stock issued and outstanding. Pursuant to Section 615 of the NYBCL and our Certificate of Incorporation, at least a majority of the voting stock of the Company, or at least 1,250,785 shares of Common Stock, are required to approve the Actions by written consent.
The Consent Holders are The Robert J. Higgins TWMC Trust; RJHDC, LLC; Alimco Re Ltd.; AMIL of Ohio, LLC; Catherine C. Miller Irrevocable Trust DTD 3/26/91; Catherine C. Miller Trust A-2; Catherine C. Miller Trust A-3; Catherine Miller Trust C; Kimberley S. Miller GST Trust DTD 12/17/1992; LIMFAM LLC; Lloyd I. Miller Trust A-1; Susan F. Miller Spousal Trust A-4; Miller Family Educational and Medical Trust; Lloyd I. Miller, III Irrevocable Trust DTD 12/31/91; Lloyd I. Miller, III Revocable Trust DTD 01/07/97; MILFAM I L.P.; MILFAM II L.P.; MILFAM III LLC; Susan F. Miller; Kick-Start III, LLC; Kick-Start IV, LLC; Thomas C. Simpson; and Kick-Start I, LLC. As of June 1, 2022, the Consent Holders held 1,296,876 shares of Common Stock, or approximately 51.8% of the total voting power of all outstanding voting stock. Pursuant to the Written Consent, the Consent Holders have approved the Actions. Therefore, no other Shareholder consents will be obtained in connection with this Information Statement.
Do I have Appraisal Rights?
Neither the NYBCL nor our Certificate of Incorporation or Bylaws provide our Shareholders with appraisal rights in connection with the Actions discussed in this Information Statement.
Manner of Effecting the Actions
Pursuant to Rule 14c-2 under the Exchange Act, the earliest date that the Actions can become effective is 20 calendar days after this Information Statement is first sent to the Shareholders. In addition, each of the Certificate of Incorporation Amendment and the Bylaw Amendment will become effective only upon the filing of the Certificate of Amendment of Certificate of Incorporation reflecting the Certificate of Incorporation Amendment with the New York Department of State. Thus, each of the Issuance Approval, the Plan Amendment and Restatement, the Certificate of Incorporation Amendment and the Bylaw Amendment will become effective on September 1, 2022, which is 20 calendar days following the date this Information Statement is first sent to the Shareholders.
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
Not applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of Common Stock as of June 1, 2022 (or as of the dates indicated therein), by each person known to us to be the beneficial owner of more than 5% of our issued and outstanding shares of Common Stock, each director and named executive officer of the Company and all directors and executive officers as a group. The numbers set forth in the table include shares that may be acquired within 60 days of June 1, 2022, and all shares listed in the table are owned directly by the named individuals, in each case unless otherwise indicated therein. The Company believes that the beneficial owners have sole voting and investment power over their shares, except as otherwise indicated therein or as to shares owned by spouses. Unless otherwise indicated therein, the address for each person listed below is c/o Kaspien Holdings Inc., 2818 N. Sullivan Road, Suite 130, Spokane Valley, WA 99216.
Name	Amount and Nature of Beneficial Ownership	Percent of Class
The Robert J. Higgins TWMC Trust 38 Corporate Circle Albany, NY 12203	713,986(1)	25.3%
Neil S. Subin 3300 South Dixie Highway, Suite 1-365 West Palm Beach, FL 33405	769,938(2)	27.2%
Jonathan Marcus	6,313(3)	0.2%
W. Michael Reickert	10,763(4)	0.4%
Tom Simpson	63,313(5)	2.2%
Brock Kowalchuk	4,248(6)	0.2%
Edwin Sapienza	10,249(7)	0.4%
All Directors and Executive Officers as a Group (5 persons)	94,886	3.4%
(1)
Based on Form 5, filed February 21, 2017, by The Robert J Higgins TWMC Trust. This excludes shares beneficially owned by RJHDC, LLC, an affiliate of The Robert J Higgins TWMC Trust, because The Robert J Higgins TWMC Trust disclaims the existence of, and membership in, a “group” under Section 13(d)(3) that may arise as a result of the Higgins Family’s interest in both entities. The Robert J Higgins TWMC Trust disclaims beneficial ownership of any shares owned by RJHDC, LLC other than to the extent the Higgins Family may have a pecuniary interest therein.

(2)
Based on Schedule 13D, filed March 9, 2022, on behalf of (i) Neil S. Subin (“Mr. Subin”); (ii) MILFAM LLC; (iii) Alimco Financial Corporation (“Alimco”); (iv) Alimco Re Ltd., a wholly-owned subsidiary of Alimco (“Alimco Re”); (v) Jonathan Marcus (“Mr. Marcus”); (vi) AMIL Of Ohio, LLC; (vii) Catherine C. Miller Irrevocable Trust dtd 3/26/91; (viii) Catherine C Miller Trust A-2; (ix) Catherine C Miller Trust A-3; (x) Catherine Miller Trust C; (xi) Kimberly S. Miller GST Trust dtd 12/17/1992; (xii) LIMFAM LLC; (xiii) Lloyd I. Miller Trust A-1; (xiv) Lloyd I. Miller, III Trust A-4; (xv) Lloyd I. Miller, III Irrevocable Trust dtd 12/31/91; (xvi) Lloyd I. Miller, III Revocable Trust dtd 01/07/97; (xvii) MILFAM I L.P.; (xviii) MILFAM II L.P.; (xix) MILFAM III LLC; and (xx) Susan F. Miller (such persons, trusts and entities named in items (i) through (xx), collectively, the “Reporting Persons”).

Some of the positions were previously reported on a Schedule 13G filed by Mr. Subin on December 31, 2018 with respect to securities held by certain entities owned by or trusts for the benefit of the family of the late Mr. Lloyd I. Miller, III (the “Miller Family”) and other entities (such entities and trusts, the “Miller Entities”) and a Schedule 13G filed by Alimco on February 13, 2019. Certain of the Miller Entities hold approximately 85% of the outstanding shares of common stock of Alimco. The Reporting Persons respectively disclaim the existence of, and membership in, a “group” under Section 13(d)(3) that may arise as a result of the Miller Entities’ interests in Alimco. The Reporting Persons disclaim beneficial ownership of any shares other than to the extent he, she or it may have a pecuniary interest therein.
The amount set forth represents (i) 1,750 shares of common stock owned by AMIL Of Ohio, LLC; (ii) 300 shares of common stock owned by Catherine C. Miller Irrevocable Trust DTD 3/26/91; (iii) 200 shares of common stock owned by Catherine C. Miller Trust A-2; (iv) 5,639 shares of common stock owned by Catherine C. Miller Trust A-3; (v) 22,448 shares of common stock owned by Catherine Miller Trust C; (vi) 300 shares of common stock owned by Kimberley S. Miller GST Trust DTD 12/17/1992; (vii) 26,105 shares of common stock owned by LIMFAM LLC; (viii) 1,359 shares of common stock owned by Lloyd I. Miller Trust A-1; (ix) 25,686 shares of common stock owned by Susan F. Miller Spousal Trust A-4; (x) 25,685 of common stock owned by Miller Family Education and Medical Trust (xi) 300 shares of common stock owned by Lloyd I. Miller, III Irrevocable Trust DTD 12/31/91; (xii) 59,490 shares of common stock owned by Lloyd I. Miller, III Revocable Trust DTD 01/07/97; (xiii) 3,128 shares of common stock owned by MILFAM I L.P.; (xiv) 123,619 shares of common stock owned by MILFAM II L.P.; (xv) 2,274 shares of common stock owned by MILFAM III LLC; (xvi) 1,801 shares of common stock owned by Susan F. Miller, (xvii) 149,854 shares of common stock owned by Alimco and (xviii) 320,000 shares that may be acquired within 60 days of March 1, 2022 pursuant to exercise of the Warrant. Mr. Subin is the President and Manager of MILFAM LLC, which serves as manager, general partner, or investment advisor of a number of the foregoing entities formerly managed or advised by the late Lloyd I. Miller, III, and he also serves as trustee of a number of a number of the foregoing trusts for the benefit of the family of the late Mr. Lloyd I. Miller, III, consequently, he may be deemed the beneficial owner of the shares specified in clauses (i) through (xvi) of the preceding sentence. Mr. Subin disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein.
(3)	Includes 313 shares that may be acquired within 60 days of June 1, 2022.

(4)	Excludes 713,986 shares held in the Robert J Higgins TWMC Trust of which Mr. Reickert is a Trustee. Includes 1,063 shares that may be acquired within 60 days of June 1, 2022.
(5)
Excludes 25 shares held by the wife of Tom Simpson. Also excludes 9,737 shares held by Kick Start, LLC, 14,041 shares held by Kick Start III, LLC, 9,360 shares held by Kick Start IV, LLC and 23,879 shares held by WIN Partners. Mr. Simpson holds an interest, manages and has voting control of Kick Start, LLC, Kick Start III, LLC Kick Start IV, LLC and WIN Partners. Includes 313 shares that may be acquired within 60 days of June 1, 2022.

(6)	Includes 4,248 shares that may be acquired within 60 days of June 1, 2022.
(7)	Includes 8,749 shares that may be acquired within 60 days of June 1, 2022.
INFORMATION STATEMENT COSTS
The Company will bear the cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this Information Statement to the beneficial owners of our Common Stock. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their ordinary and necessary expenses in forwarding this Information Statement to the beneficial owners of our Common Stock.
ADDITIONAL INFORMATION
The Company is subject to the information and reporting requirements of the Exchange Act and, in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters. The Company’s filings with the SEC are available to the public on the SEC’s website, www.sec.gov, and on the Company’s website, www.kaspien.com. Our reports filed by the Company under the Exchange Act are also available to any Shareholder at no cost upon request by writing to: Kaspien Holdings Inc., Attention: Treasurer, 2818 N. Sullivan Road, Suite 130, Spokane Valley, WA 99216, and a copy will be sent to you free of charge.
HOUSEHOLDING OF INFORMATION STATEMENT
The SEC has adopted rules that allow a company to deliver a single information statement to an address shared by two or more of its shareholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information shareholders receive, and reduces the environmental impact of printing and mailing documents to our shareholders. Under this process, certain Shareholders will receive only one copy of our Information Statement until such time as one or more of these Shareholders notifies us that they want to receive separate copies. Any Shareholders who object to or wish to begin householding may notify us by sending a written request to Edwin J. Sapienza, Secretary, Kaspien Holdings Inc., 2818 N. Sullivan Road, Suite 130, Spokane Valley, WA 99216, or by telephone at 855-300-2710.
By order of the Board of Directors,

/s/ Edwin J. Sapienza
Edwin J. Sapienza, Secretary

August 12, 2022

Appendix A
KASPIEN HOLDINGS INC. 2005 LONG TERM INCENTIVE AND SHARE AWARD PLAN

(AS AMENDED AND RESTATED ON AUGUST 2, 2022)
SECTION 1. Purposes.
The purposes of the 2005 Long Term Incentive and Share Award Plan, as amended and restated, are to advance the interests of Kaspien Holdings Inc. and its shareholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company, its subsidiaries and affiliates, to provide for competitive compensation opportunities, to encourage long term service, to recognize individual contributions and reward achievement of performance goals, and to promote the creation of long term value for stockholders by aligning the interests of such persons with those of stockholders.
SECTION 2. Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
2.1. “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.
2.2. “Award” means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Person under the Plan.
2.3. “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.
2.4. “Beneficiary” means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.
2.5. “Board” means the Board of Directors of the Company.
2.6. “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.
2.7. “Committee” means the Compensation Committee of the Board, or such other Board committee or subcommittee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable; provided, further, that the mere fact that the Committee shall fail to qualify under the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.
2.8. “Company” means Kaspien Holdings Inc., a corporation organized under the laws of New York, or any successor corporation.
2.9. “Director” means a member of the Board who is not an employee of the Company, a Subsidiary or an Affiliate.
2.10. “Dividend Equivalent” means a right, granted under Section 5.7, to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.
2.11. “Eligible Person” means (i) an employee or consultant of the Company, a Subsidiary or an Affiliate, including any Director who is an employee, or (ii) a Director. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee, consultant or Director, in connection with his or her hiring or retention prior to the date the employee, consultant or Director first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested or exercisable prior to the date the employee, consultant or Director first performs such services.
2.12. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.
2.13. “Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the closing price per Share on the date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.
2.14. “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.
2.15. “NQSO” means any Option that is not an ISO.
2.16. “Option” means a right, granted under Section 5.2, to purchase Shares.
2.17. “Other Share-Based Award” means a right, granted under Section 5.8, that relates to or is valued by reference to Shares.
2.18. “Participant” means an Eligible Person who has been granted an Award under the Plan.
2.19. “Performance Share” means a performance share granted under Section 5.6.
2.20. “Performance Unit” means a performance unit granted under Section 5.6.
2.21. “Plan” means this 2005 Long Term Incentive and Share Award Plan, as amended and restated.
2.22. “Restricted Shares” means an Award of Shares under Section 5.4 that may be subject to certain restrictions and to a risk of forfeiture.
2.23. “Restricted Share Unit” means a right, granted under Section 5.5, to receive Shares or cash at the end of a specified deferral period.
2.24. “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
2.25. “SAR” or “Share Appreciation Right” means the right, granted under Section 5.3, to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.
2.26. “Shares” means common stock, $.01 par value per share, of the Company, and such other securities as may be substituted for Shares pursuant to Section 4.2 hereof.
2.27. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
2.28. “Termination of Service” means the termination of the Participant’s employment, consulting services or directorship with the Company, its Subsidiaries and its Affiliates, as the case may be. A Participant employed by a Subsidiary of the Company or one of its Affiliates shall also be deemed to incur a Termination of Service if the Subsidiary of the Company or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee or director of, or a consultant to, the Company, another Subsidiary of the Company or an Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered a Termination of Service.
SECTION 3. Administration.
3.1. Authority of the Committee. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:
(A)	to select Eligible Persons to whom Awards may be granted;
(B)	to designate Affiliates;
(C)	to determine the type or types of Awards to be granted to each Eligible Person;
(D)
to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(E)
to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(F)
to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person; provided that such deferral shall be structured to be in compliance with Section 409A of the Code;

(G)	to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;
(H)	to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;
(I)
to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

(J)	to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable;
(K)	to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with the Plan; and
(L)	to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.
3.2. Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

3.3. Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.
3.4. No Option or SAR Repricing Without Shareholder Approval. Except as provided in the first sentence of Section 4.2 hereof relating to certain anti-dilution adjustments, unless the approval of shareholders of the Company is obtained, (i) Options and SARs issued under the Plan shall not be amended to lower their exercise price, (ii) Options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices, (iii) Options and SARs issued under the Plan with an exercise price in excess of the Fair Market Value of the underlying Shares will not be exchanged for cash or other property, and (iv) no other action shall be taken with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange or market system on which the Shares are listed.
3.5. Limitation on Committee’s Authority Under 409A. Anything in this Plan to the contrary notwithstanding, the Committee’s authority to modify outstanding Awards shall be limited to the extent necessary so that the existence of such authority does not (i) cause an Award that is not otherwise deferred compensation subject to Section 409A of the Code to become deferred compensation subject to Section 409A of the Code or (ii) cause an Award that is otherwise deferred compensation subject to Section 409A of the Code to fail to meet the requirements prescribed by Section 409A of the Code.
3.6. Director Awards. The aggregate number of Shares subject to Options and SARs granted under this Plan during any calendar year to any one Director shall not exceed 10,000, and the aggregate number of Shares issued or issuable under all Awards granted under this Plan other than Options or SARs during any calendar year to any one Director shall not exceed 15,000; provided, however, that in the calendar year in which a Director first joins the Board or is first designated as Chairman of the Board or Lead Director, the maximum number of Shares subject to Awards granted to the Director may be up to 200% of the number of Shares set forth in the foregoing limits.
SECTION 4. Shares Subject to the Plan.
4.1. Subject to adjustment as provided in Section 4.2 hereof, the total number of Shares reserved for issuance in connection with Awards granted under the Plan on and after August 2, 2022 shall be 500,000, plus any Shares subject to outstanding awards under any prior version of the Plan that on or after August 2, 2022 cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares). No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised. The aggregate number of Shares that may be issued pursuant to the exercise of ISOs granted under this Plan on and after August 2, 2022 shall not exceed 500,000.
4.2. In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, (i) adjust any or all of (x) the number and kind of shares which may thereafter be issued under the Plan, (y) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (z) the exercise price, grant price, or purchase price relating to any Award, or (ii) provide for a distribution of cash or property in respect of any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise; provided further, however, that no adjustment shall be made pursuant to this Section 4.2 that causes any Award that is not otherwise deferred compensation subject to Section 409A of the Code to be treated as deferred compensation pursuant to Section 409A of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.
4.3. In the event that the Company is a party to a merger or consolidation or a Change of Control shall occur, outstanding Awards shall be subject to the agreement of merger or consolidation or other applicable transaction agreement. Such agreement, without the Participants’ consent, may provide for: (i) continuation or assumption of such outstanding Award under the Plan by the Company (if it is the surviving corporation) or by the surviving corporation or its parent; (ii) substitution by the surviving corporation or its parent of awards with substantially the same terms for such outstanding Awards (and, if the Company is not a publicly traded entity, substitution of shares with equity of the surviving corporation or its parent with substantially the same terms as the outstanding shares); (iii) acceleration of the vesting of or right to exercise such outstanding Awards immediately prior to or as of the date of the merger or consolidation or Change of Control, and, in the case of Options or SARs, the expiration of such outstanding Options or SARs to the extent not timely exercised by the date of the merger, consolidation, Change of Control or other date thereafter designated by the Board; or (iv) in the case of Options or SARs, cancellation of all or any portion of such outstanding Options or SARs by a cash payment of the excess, if any, of the Fair Market Value of the shares subject to such outstanding Options or SARs or portion thereof being canceled over the aggregate purchase price with respect to such Options or SARs or portion thereof being canceled.
4.4. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.
SECTION 5. Specific Terms of Awards.
5.1. General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8.4), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of Termination of Service by the Eligible Person.
5.2. Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:
(A)
Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option. The Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

(B)	Option Term. The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option.
(C)
Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons. Unless otherwise set forth by the Committee in an applicable Award Agreement,

Options granted hereunder shall become exercisable in full upon a Termination of Service due to the death or Disability of the Participant. Unless otherwise set forth by the Committee in an applicable Award Agreement, a Termination of Service shall be due to the Disability of the Participant if, upon such Termination of Service, the Participant qualifies for long-term disability benefits under the Company’s applicable long-term disability plan.
(D)
ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. ISOs may only be granted to employees of the Company or a Subsidiary.

5.3. SARs. The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Persons on the following terms and conditions:
(A)
Right to Payment. A SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise over (2) the exercise price per Share of the SAR as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR and, in the case of a SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying Option).

(B)
Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

5.4. Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:
(A)
Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions, if any, may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

(B)
Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon Termination of Service during any applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of Termination of Service resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

(C)
Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and, unless otherwise determined by the Committee, the Company shall retain physical possession of the certificate and the Participant shall deliver a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

(D)
Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date, and subject to such conditions, as determined by the Committee, in cash or in restricted or unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Unless otherwise determined by the Committee, Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.
5.5. Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:
(A)
Award and Restrictions. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

(B)
Forfeiture. Except as otherwise determined by the Committee at date of grant or thereafter, upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of Termination of Service resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

(C)
Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, Dividend Equivalents on the specified number of Shares covered by a Restricted Share Unit shall be either (A) paid with respect to such Restricted Share Unit at the dividend payment date in cash or in restricted or unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Share Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Share Units or other Awards, as the Committee shall determine.

5.6. Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Persons on the following terms and conditions:
(A)
Performance Period. The Committee shall determine a performance period (the “Performance Period”) of one or more years or other periods and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary from Eligible Person to Eligible Person and shall be based upon the performance criteria as the Committee may deem appropriate. The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Awards for which different Performance Periods are prescribed.

(B)
Award Value. For each Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met.

(C)
Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

(D)
Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon Termination of Service during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of Terminations of Service resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units.

(E)
Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing at the time determined by the Committee.

5.7. Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that, unless otherwise determined by the Committee, Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of any underlying Awards to which they relate.
5.8. Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5.8 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5.8.
SECTION 6. Certain Provisions Applicable to Awards.
6.1. Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to the provisions of Section 3.5 hereof prohibiting Option and SAR repricing without shareholder approval, the per Share exercise price of any Option, or grant price of any SAR, which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.
6.2. Term of Awards. The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or SAR exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).
6.3. Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, notes or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis; provided that any such deferral shall be structured in a manner intended to be in compliance with

Section 409A of the Code. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.
6.4. Nontransferability. Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative. An Eligible Person’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person’s creditors.
6.5. Noncompetition. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with, solicit customers or employees of, or disclose or use confidential information of, the Company or its Affiliates.
6.6. No Dividend Equivalents on Unvested Performance Awards. Notwithstanding any provision of this Plan to the contrary, Dividend Equivalents shall not be paid with respect to Performance Shares, Performance Units or other Awards that vest based on achievement of performance objectives prior to the time the applicable performance objectives have been achieved.
SECTION 7. Change of Control Provisions.
7.1. Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise provided by the Committee at the time of the Award grant, in the event of a Change of Control, (i) all outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable at the time of the Change of Control, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company at the time of the Change of Control.
7.2. Definition of Change of Control. For purposes of this Plan, “Change of Control” shall mean:
(A)
the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), of 30% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following shall not constitute a Change of Control: (i) such beneficial ownership by a Subsidiary of the Company; (ii) such beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or any or its Subsidiaries; (iii) such beneficial ownership by any corporation with respect to which, immediately following the acquisition of such beneficial ownership, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and no Person (other than Persons described in clause (iv) below) beneficially owns 30% or more of the voting securities of such corporation; (iv) such beneficial ownership by members of the immediate family of Robert J. Higgins or one or more trusts established for the benefit of such family members; or (v) beneficial ownership by a Person of a percentage of Outstanding Company Common Stock or

Outstanding Company Voting Securities which is less than the percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be, held by members of the immediate family of Robert J. Higgins and one or more trusts established for the benefit of such family members; or
(B)
during any period of two consecutive years, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

(C)
consummation of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities as the case may be; or

(D)
consummation of a sale or disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition, in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

(E)	approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
SECTION 8. General Provisions.
8.1. Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any stock exchange, regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.
8.2. No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee’s, consultant’s or director’s employment or service at any time.

8.3. Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state and local law.
8.4. Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s shareholders (i) to the extent such shareholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or (ii) as it applies to ISOs, to the extent such shareholder approval is required under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.
8.5. No Rights to Awards; No Shareholder Rights. No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.
8.6. Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.
8.7. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
8.8. Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.
8.9. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
8.10. Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of New York, without giving effect to principles of conflict of laws thereof.

8.11. Effective Date; Plan Termination. The Plan shall become effective as of August 2, 2022 (the “Effective Date”), subject to approval by the shareholders of the Company. The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.
8.12. Section 409A. It is intended that the Plan and Awards issued thereunder will comply with, or be exempt from, Section 409A of the Code (and any regulations and guidelines issued thereunder), and the Plan and such Awards shall be interpreted on a basis consistent with such intent. The Plan and any Award Agreements issued thereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
8.13. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.